Exhibit 10.1.1

AMENDMENT, WAIVER AND JOINDER TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amendment, Waiver and Joinder (this “Amendment”), effective as of October 13, 2015 (the “Effective Date”) to the Third Amended and Restated Investor Rights Agreement, dated September 3, 2015 (the “Investor Rights Agreement”), is made by and among AveXis, Inc., a Delaware corporation (the “Company”), PBM Capital Investments, LLC, a Delaware limited liability company (“PBM”), White Rock Capital Partners, LP, a Texas limited partnership (“White Rock”), NRM VII Holdings I, LLC, a Virginia limited liability company (“NRM”), the individuals listed on Exhibit A hereto (the “Co-Investors”),  the other Investors (as defined in the Investor Rights Agreement) and the Key Holders (as defined in the Investor Rights Agreement); provided, however, that Sections 2(a), 2(e), 2(f), 3(a)(ii), 5 and 6 hereof shall be effective as of January 15, 2016 (the “White Rock and NRM Effective Date”).

BACKGROUND

A.                                    PBM entered into the Investor Rights Agreement, granting to PBM certain registration rights and other rights related to the securities of the Company (collectively, the “AveXis Securities”) held by PBM.

B.                                    PBM desires to grant to the Co-Investors an opportunity to participate in PBM’s investment in the Company, and the Co-Investors wish to participate in such investment.  The Company has consented to and desires to facilitate PBM’s sale and transfer of (i) an aggregate of 176,471 shares of the Company’s Class A Common Stock (the “Class A Shares”) at a purchase price of $25.50 per share, and (ii) an aggregate of 25,000 shares of the Company’s Class B-1 Common Stock (the “Class B-1 Shares”) at a purchase price of $27.50 per share, owned by PBM to the Co-Investors (collectively, the “Secondary Sales”).

C.                                    PBM is a Key Holder, and pursuant to Section 5.2 of the Investor Rights Agreement, the Investors have a right of co-sale (the “Right of Co-Sale”) and the Company and the Investors have certain notice rights (the “Co-Sale Notice Rights”) with respect to the sale of the Class A Shares.

D.                                    In connection with the Secondary Sales, the undersigned desire to (i) amend the Investor Rights Agreement to reflect the transfer of the Class A Shares and the Class B-1 Shares to the Co-Investors and to cause the Co-Investors to become party to the Investor Rights Agreement, (ii) waive, on behalf of themselves and all other parties to the Investor Rights Agreement, the Right of Co-Sale and Co-Sale Notice Rights arising from or related to the sale of the Class A Shares by PBM to the Co-Investors, and (iii) waive the requirement set forth in Section 6.1 of the Investor Rights Agreement that PBM transfer at least 366,569 shares of AveXis Securities to a transferee in order for rights under the Investor Rights Agreement to be assigned to such transferee.

E.                                     In order to induce each of White Rock and NRM to enter into a lock-up agreement with the Company in connection with the proposed initial public offering, the undersigned desire to cause White Rock and NRM to become party to certain provisions of the Investor Rights Agreement.

F.                                      The parties hereto desire to further amend Section 5.5(a) of the Investor Rights Agreement to increase the size of the Company’s Board of Directors to nine (9) members.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1.                                      Definitions. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Investor Rights Agreement.

2.                                      Amendments.

a.                                      The term “Investor” is hereby amended to include all of the Co-Investors and each of White Rock and NRM; provided, however, that each of White Rock and NRM shall not be subject to Sections 5.4 and 5.5 of the Investor Rights Agreement.

b.                                      The term “PBM Co-Investors” is hereby amended to include all of the Co-Investors.

c.                                       All AveXis Securities held or acquired by PBM and the Co-Investors shall be aggregated together for the purpose of determining the availability of any rights under the Investor Rights Agreement, including but not limited to Sections 5.6 and 5.7, and PBM and the Co-Investors may apportion such rights as among themselves in any manner they deem appropriate.

d.                                      Section 5.5(a) of the Investor Rights Agreement is hereby deleted in its entirety and replaced with the following:

Number of Directors.  Each Investor and Key Holder agrees to vote, or cause to be voted all shares owned by such Investor or Key Holder, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at nine (9) directors or such other number of directors as is determined by the Board.

e.                                       The second paragraph of Section 3.4 of the Investor Rights Agreement is hereby deleted in its entirety and replaced with the following:

The Company understands and acknowledges that (1) in the regular course of a T. Rowe Price Investor’s business, such T. Rowe Price Investor may invest in companies that have issued securities that are publicly traded (each, a “Public Company”), (2) in the regular course of its business, the Janus Fund may invest in Public Companies, (3) in the regular course of its business, RA Capital may invest in Public Companies, (4) in the regular course of its business, Rock Springs Capital Master Fund LP (“Rock Springs”) may invest in Public Companies, (5) in the regular course of its business, White Rock may invest in Public Companies and (6) in the regular course of its business, NRM may invest in Public Companies.  Accordingly, the Company covenants and agrees that before providing material non-public information about a Public Company (“Public Company Information”) (1) to a T. Rowe Price Investor, the Company will provide prior written notice to the following compliance personnel at such T. Rowe Price Investor describing such information in reasonable detail: Ryan Nolan, Vice President, ryan_nolan@troweprice.com, 410-345-6618, or in his absence to John Gilner, Chief Compliance Officer, john_gilner@troweprice.com, 410-345-2536, (2) to the Janus Fund, the Company will provide prior written notice to the following compliance personnel at the Janus Fund describing such information in reasonable detail: Janus Compliance — Steven Andersen, Senior Compliance Manager, steven.andersen@janus.com, 303-394-7358, or in his absence, David Kowalski, Chief Compliance Officer, david.kowalski@janus.com, 303-316-5747, (3) to RA Capital, the Company will provide prior written notice to the following compliance personnel at RA Capital describing such information in reasonable detail: Derek Meisner, General Counsel and Chief Compliance Officer, dmeisner@racap.com, with a copy to Nicholas McGrath, Corporate Counsel and Compliance Officer, nmcgrath@racap.com, and (4) to Rock Springs, the Company will provide prior written notice to the following compliance personnel at Rock Springs describing such information in reasonable detail: Graham McPhail, Managing Director, graham@rockspringscapital.com, 410-220-0127.  The Company covenants and agrees that (i) before providing Public Company Information anytime after the date hereof or (ii) material non-public information about the Company (“Company Material Non-Public Information”) anytime after the consummation of the IPO, (A) to White Rock, the Company will provide prior written notice to the following compliance personnel at White Rock describing such information in reasonable detail: Thomas U. Barton, President, tbarton@wrctx.com, tel: 214-526-1465 and (B) to NRM, the Company will provide prior written notice to the following compliance personnel at NRM describing such information in reasonable detail: Marcus E. Smith, Senior Managing Director, General Counsel and Chief Compliance Officer, marcus.smith@thirdsecurity.com, 540-633-7900. The Company shall not disclose Public Company Information to any of T. Rowe Price Investor, the Janus Fund, RA Capital or Rock Springs or any Public Company Information or Company Material Non-Public Information to White Rock or NRM without written authorization from the applicable compliance personnel listed above, provided, however, that, the Company will be permitted to disclose agreements entered into with Public Companies in the ordinary course of business, such as routine customer, supplier, advertising and publishing agreements without such written authorization.

f.                                        Section 6.5 of the Investor Rights Agreement is hereby amended to add the following immediately after the Deerfield notice provision:

Any notice to White Rock or NRM should be sent to these addresses:

If to White Rock:	White Rock Capital Partners, LP 3131 Turtle Creek Boulevard Suite 800 Dallas, TX 75219 Attention: Thomas U. Barton Tel: 214-526-1465

Email: tbarton@wrctx.com

If to NRM:

NRM VII HOLDINGS I, LLC
c/o Third Security, LLC
Attention: Legal Department
The Governor Tyler
1881 Grove Avenue
Radford, VA 24141
Telephone:  540.633.7900
Fax: 540.633.7939
Email:  tad.fisher@thirdsecurity.com and milan.tolley@thirdsecurity.com

With a simultaneous copy (which shall not constitute notice) to:	Troutman Sanders LLP 1001 Haxall Point Richmond, VA 23219 Attn: David I. Meyers Email: david.meyers@troutmansanders.com

g.                                       Section 6.6 of the Investor Rights Agreement is hereby deleted in its entirety and replaced with the following:

Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party.  Notwithstanding the foregoing, (i) this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to an Investor without the written consent of such Investor, (ii) Sections 5.5(a), 5.5(d) and 5.6 may not be amended or revised without the consent of PBM, (iii) Sections 5.5(a), 5.5(e), and 5.7 may not be amended or revised without the consent of the holders of at least a majority of the Class C Common Stock, (iv) Sections 2.11, 3.1, 3.2, 3.3, 3.4 and 5.5(f) may not be amended or revised in a manner that adversely affects the T. Rowe Price Investors without the written consent of T. Rowe Price Investors holding at least a majority of the Class D Common Stock held by all T. Rowe Price Investors and (v) Section 2 may not be amended or revised in a manner that adversely affects White Rock or NRM or does not benefit White Rock or NRM in a manner equal to the benefit received by the other Investors or the Key Holders, in each case, without the prior written consent of White Rock or NRM, respectively. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver.  Any amendment, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

3.                                      Joinder.  By executing and delivering this Amendment, the undersigned Co-Investors hereby agree to become to be parties to, to be bound by, and to comply with the provisions of, in respect of all the AveXis Securities owned by the undersigned, however acquired, and recognizes that the undersigned will receive the benefits of, the Investor Rights Agreement, as amended hereby, from and after the date hereof.

a.                                      Investors.  The undersigned Co-Investors agree that:

i.                                          The undersigned Co-Investors shall be and have all rights and obligations of the “Investors” as such term is defined in the Investor Rights Agreement.

ii.                                       White Rock and NRM shall be and have all rights and obligations of the “Investors” as such term is defined in the Investor Rights Agreement; provided, however, that White Rock and NRM shall not be subject to Sections 5.4 and 5.5 of the Investor Rights Agreement.  For the avoidance of doubt, Registrable Securities (as defined in the Investor Rights Agreement) shall include all Common Stock (as defined in the Investor Rights Agreement) held by each of White Rock and NRM as of the White Rock and NRM Effective Date.

b.                                      Key Holders.                          Certain of the undersigned Co-Investors agree that they shall be and have all rights and obligations of the “Key Holders” as such term is defined in the Investor Rights Agreement, as follows:

i.                                          Paul B. Manning and Diane L. Manning, JTWROS are Key Holders solely with respect to 158,824 shares of the Company’s Class A Common Stock acquired from PBM.

ii.                                       BKB Growth Investments, LLC is a Key Holder solely with respect to 17,647 shares of the Company’s Class A Common Stock acquired from PBM.

4.                                      Waivers.  For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned, representing the requisite threshold to effect such waivers, hereby irrevocably waive the following provisions, on behalf of themselves and all other parties to the Investor Rights Agreement, in connection with the Secondary Sales:

a.                                      Waiver of Section 5.2 of the Investor Rights Agreement.  The undersigned hereby waive the Right of Co-Sale and Co-Sale Notice Rights arising from or related to the sale of the Class A Shares by PBM to the Co-Investors.

b.                                      Waiver of Section 6.1 of the Investor Rights Agreement.  The undersigned hereby acknowledge that the Co-Investors shall receive an assignment of a portion of PBM’s rights under the Investor Rights Agreement, notwithstanding the fact that each Co-Investor will receive less than 366,569 shares, and any limitations in Section 6.1 of the Investor Rights Agreement to the contrary are hereby waived.

5.                                      Counsel Fees.  The Company shall pay the reasonable and documented fees and expenses of the counsel of White Rock and NRM related to the negotiation and preparation of this Amendment.

6.                                      Lock-up Agreements.  The Company represents and warrants that, in connection with the proposed initial public offering, it has obtained lock-up agreements from each Holder and Key Holder and all greater than 1% stockholders of the Company.

7.                                      Effect of Amendment.  Except as otherwise provided herein, all of the provisions of the Investor Rights Agreement are hereby ratified and confirmed and all the terms, conditions and provisions thereof remain in full force and effect.

8.                                      Governing Law.  It is understood and agreed that the construction and interpretation of this Amendment shall at all times and in all respects be governed by the laws of the State of Delaware, without regard to its rules of conflicts or choice of laws.

9.                                      Counterparts; Facsimile.  This Amendment may be executed in one or more counterpart copies, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.  The exchange of copies of this Amendment and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes.  Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

COMPANY:	AVEXIS, INC.

	By:	/s/ Sean P. Nolan
	Name:	Sean P. Nolan
	Title:	Chief Executive Officer

PBM:	PBM CAPITAL INVESTMENTS, LLC, on its own behalf and on behalf of all of the PBM Co-Investors

	By:	/s/ Paul B. Manning
	Name:	Paul B. Manning
	Title:	Chief Executive Officer

CO-INVESTORS:
Damian deGoa

/s/ Mike McCauley
Mike McCauley

/s/ Steven Goldman
Steven Goldman

/s/ Divakar Gupta
Divakar Gupta

/s/ Paul B. Manning
Paul B. Manning

/s/ Diane L. Manning
Diane L. Manning

BKB GROWTH INVESTMENTS, LLC

	By:	/s/ Paul B. Manning
	Name:	Paul B. Manning
	Title:	Manager

By:	/s/ Bradford J. Manning
Name:	Bradford J. Manning
Title:	Manager

OTHER INVESTORS:	DEERFIELD PRIVATE DESIGN FUND III, L.P.

	By:	Deerfield Mgmt III, L.P.
General Partner

	By:	J.E. Flynn Capital III, LLC
General Partner

By:
			Name:	David J. Clark
			Title:	Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

	By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:
			Name:	David J. Clark
			Title:	Authorized Signatory

ROCHE FINANCE LTD.

By:
Name:
Title:

By:
Name:
Title:

OTHER INVESTORS (CONT.):	VENROCK HEALTHCARE CAPITAL PARTNERS II, L.P.

	By:	VHCP Management II, LLC
	Its:	General Partner

By:
Name:
Title:

VHCP CO-INVESTMENT HOLDINGS II, LLC

	By:	VHCP Management II, LLC
	Its:	Manager

By:
Name:
Title:

KEY HOLDERS:	JDH INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

WEST SUMMIT INVESTMENTS, LP

By:
Name:
Title:

Name: Brian K. Kaspar

IN WITNESS WHEREOF, the undersigned have executed Sections 2(a), 2(e), 2(f), 3(a)(ii), 5, 6, 7, 8 and 9 of this Amendment as of the White Rock and NRM Effective Date.

WHITE ROCK:	WHITE ROCK CAPITAL PARTNERS, LP

By:
Name:
Title:

NRM:	NRM VII HOLDINGS I, LLC

By:
Name:
Title:

EXHIBIT A

CO-INVESTORS

Co-Investor Name	Contact Information

Damian deGoa	1407 Sunderland Lane Keswick, Virginia 22447

Mike McCauley	318 4th St. S.E. Apt. 1 Charlottesville, VA 22902

Steven Goldman	390 West End Avenue Apartment 6J New York, NY 10024

Divakar Gupta	c/o Cooley LLP 1114 Avenue of the Americas New York, NY 10036

Paul B. Manning and Diane L. Manning, JTWROS	200 Garrett Street, Suite S Charlottesville, VA 22902

BKB Growth Investments, LLC	200 Garrett Street, Suite S Charlottesville, VA 22902